Exhibit 10.12
FIRST AMENDMENT TO CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of June 10, 2010, between RigNet, Inc. a Delaware corporation (“Borrower”), the undersigned lenders (collectively, “Lenders” and each individually, a “Lender”), and Bank of America, N.A., a national banking association, as Administrative Agent (in such capacity, “Agent”) for itself and the other Lenders. Capitalized terms used but not defined in this Amendment have the meanings given them in the Credit Agreement (defined below).
RECITALS
     A. Borrower, Agent and Lenders from time to time party thereto, entered into that certain Credit Agreement dated as of May 29, 2009 (as amended, restated, or supplemented from time to time, the “Credit Agreement”).
     B. Minority Member has notified Borrower that Minority Member is exercising its Put Option.
     C. In order to facilitate payment of amounts due in respect of the Put Option, Borrower has requested that Agent and Lenders modify certain cash collateral requirements in the Credit Agreement.
     D. Borrower, Lenders and Agent agree to amend the Credit Agreement, subject to the terms and conditions of this Amendment.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:
     1. Amendment to Credit Agreement.
     Section 6.16(i) (Cash Collateral) of the Credit Agreement is hereby amended to delete subsection (i) in its entirety and to replace it with the following:
     “(i) provided that Borrower has made each scheduled principal payment in respect of the Principal Debt when due, Borrower shall at all times maintain (A) on deposit in its main operating account at Bank of America (or, at Borrower’s option, invested by Borrower in a certificate of deposit issued by Bank of America) commencing on July 3, 2010 and continuing through October 31, 2010, a cash balance of no less than $1,500,000, and thereafter through July 2, 2011, a cash balance of no less than $3,750,000, and (B) on deposit in a demand deposit account at Comerica (or, at Borrower’s option, invested by Borrower in a certificate of deposit issued by Comerica) commencing on July 3, 2010, a cash balance of no less than $3,750,000; and”
     2. Conditions. This Amendment shall be effective as of the date first set forth above once each of the following has been delivered to Agent:
     (a) this Amendment executed by Borrower, Required Lenders, and Agent;
     (b) an executed Guarantors’ Consent and Agreement in form, scope and substance satisfactory to the Agent; and
     (c) such other documents as Agent may reasonably request.

     3. Representations and Warranties. Borrower represents and warrants to Agent and each Lender that (a) it possesses all requisite power and authority to execute, deliver and comply with the terms of this Amendment, (b) this Amendment has been duly authorized and approved by all requisite corporate action on the part of Borrower, (c) no other consent of any Person (other than Agent and Required Lenders) is required for this Amendment to be effective, (d) the execution and delivery of this Amendment does not violate its organizational documents, (e) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (f) it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (g) no Default or Event of Default has occurred and is continuing. The representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment. No investigation by Agent or any Lender is required for Agent or any Lender to rely on the representations and warranties in this Amendment.
     4. Scope of Amendment; Reaffirmation; Release. All references to the Credit Agreement shall refer to the Credit Agreement as amended by this Amendment. Except as affected by this Amendment, the Loan Documents are unchanged and continue in full force and effect. However, in the event of any inconsistency between the terms of the Credit Agreement (as amended by this Amendment) and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement. Borrower hereby reaffirms its obligations under the Loan Documents to which it is a party and agrees that all Loan Documents to which it is a party remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment). Borrower hereby releases Agent and Lenders from any liability for actions or omissions in connection with the Credit Agreement and the other Loan Documents prior to the date of this Amendment.
     5. Miscellaneous.
     (a) No Waiver of Defaults. This Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement or any other Loan Document not expressly referred to in this Amendment, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of Agent’s or any Lender’s right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.
     (b) Form. Each agreement, document, instrument or other writing to be furnished to Agent and Lenders under any provision of this Amendment must be in form and substance satisfactory to Agent and its counsel.
     (c) Headings. The headings and captions used in this Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Amendment, the Credit Agreement, or the other Loan Documents.
     (d) Costs, Expenses and Attorneys’ Fees. Borrower agrees to pay or reimburse Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of Agent’s counsel.
     (e) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

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     (f) Multiple Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This Amendment may be transmitted and signed by facsimile or portable document format (PDF). The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on Borrower, Agent and Lenders. Agent may also require that any such documents and signatures be confirmed by a manually-signed original; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile or PDF document or signature.
     (g) Governing Law. This Amendment and the other Loan Documents must be construed, and their performance enforced, under Texas law.
     (h) Entirety. The Loan Documents (as amended hereby) Represent the Final Agreement Among Borrower, Agent and Lenders, and May Not Be Contradicted by Evidence of Prior, Contemporaneous, or Subsequent Oral Agreements by the Parties. There Are No Unwritten Oral Agreements among the Parties.
[Signatures appear on the following pages.]

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This Amendment is executed as of the date set out in the preamble to this Amendment.

BORROWER: RIGNET, INC., a Delaware corporation
By:	/s/ Martin L. Jimmerson
Martin L. Jimmerson
Chief Financial Officer

Signature Page to First Amendment to Credit Agreement

AGENT: BANK OF AMERICA, N.A., a national banking association
By:	/s/ Alan Tapley
Alan Tapley
Assistant Vice President

Signature Page to First Amendment to Credit Agreement

LENDER: BANK OF AMERICA, N.A., a national banking association
By:	/s/ Geri E. Landa
Geri E. Landa
Vice President

Signature Page to First Amendment to Credit Agreement

LENDER: COMERICA BANK, a Texas banking association
By:	/s/ Steven J. DiPasquale
Steven J. DiPasquale
Vice President

Signature Page to First Amendment to Credit Agreement

GUARANTORS’ CONSENT AND AGREEMENT
     As an inducement to Agent and Required Lenders to execute, and in consideration of Agent’s and Required Lenders’ execution of, this Amendment, the undersigned hereby consent to this Amendment and agree that this Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations and liabilities of the undersigned under the Guaranty Agreement executed by the undersigned in connection with the Credit Agreement, or under any Loan Documents, agreements, documents or instruments executed by the undersigned to create liens, security interests or charges to secure any of the Obligation, all of which are in full force and effect. The undersigned further represent and warrant to Agent and Lenders that (a) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (b) the undersigned is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (c) no Default or Event of Default has occurred and is continuing. Each Guarantor hereby releases Agent and Lenders from any liability for actions or omissions in connection with the Loan Documents prior to the date of this Amendment. This Consent and Agreement shall be binding upon the undersigned, and their legal representatives and permitted assigns, and shall inure to the benefit of Agent and Lenders, and their successors and assigns.

GUARANTORS: LANDTEL, INC. (formerly known as LandTel II, Inc.), a Delaware corporation
By:	/s/ Martin L. Jimmerson
Martin L. Jimmerson
President

LANDTEL COMMUNICATIONS, L.L.C., a Louisiana limited liability company
By:	/s/ Martin L. Jimmerson
Martin L. Jimmerson
Manager

RIGNET SATCOM, INC., a Delaware corporation
By:	/s/ Martin L. Jimmerson
Martin L. Jimmerson
Chief Financial Officer

Guarantors’ Consent to First Amendment to Credit Agreement